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                                                                     Exhibit (9)







                               CONSENT OF COUNSEL




         I hereby consent to the use of and reference to my name under the caption "Legal Matters" in the Statement of Additional Information filed that is included in the Post-Effective Amendment No. 1 of the Registration Statement on Form N-4 (File No.333-88163) for the Providentmutual Variable Annuity Separate Account, under the Securities Act of 1933 and the Investment Company Act of 1940.


                                                 /s/James G. Potter, Jr.
                                                 ------------------------------
                                                 James G. Potter, Jr.